SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                December 19, 1995
                ________________________________________________
                Date of report (Date of earliest event reported)

                            Petrie Stores Corporation
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)

            New York              1-6166             36-2137966
          ______________    _____________________  __________________
          (State of         (Commission File No.)   (IRS Employer
         Incorporation)                            Identification No.)

                            70 Enterprise Avenue
                        Secaucus, New Jersey  07094
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (201) 866-3600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


          Item 5.   Other Events.

                    On December 19, 1995, Petrie Stores
          Corporation, a New York corporation ("Petrie"), entered into an Amended and Restated Cash Collateral Agreement (the "Amended and Restated Cash Collateral Agreement") with PS Stores Acquisition Corp., a Delaware corporation ("PS Stores"), who was acting on behalf of itself and each other Buyer Indemnified Party (as defined therein), and Custodial Trust Company, as collateral agent. The Amended and Restated Cash Collateral Agreement amends and restates the Amended and Restated Cash Collateral and Pledge Agreement, dated as of December 9, 1994 and amended as of January 24, 1995, which established a collateral account (the "Collateral Account") to secure the payment of certain of Petrie's obligations to PS Stores arising under (i) a Stock Purchase Agreement, dated as of August 23, 1994 and amended as of November 3, 1994, between Petrie and WP Investors, Inc. (pursuant to which the stock of Petrie Retail, Inc., a Delaware corporation and a former subsidiary of Petrie ("Petrie Retail"), was sold to PS Stores), and (ii) a Cross-Indemnification and Procedure Agreement, dated as of December 9, 1994, between Petrie and PS Stores.

                    Pursuant to the Amended and Restated Cash
          Collateral Agreement, the 3,200,082 shares of Toys Common Stock which Petrie had placed in the Collateral Account since January 24, 1995 have been released to Petrie, in exchange for which Petrie has deposited $67.5 million in cash equivalents in the Collateral Account. The Amended and Restated Cash Collateral Agreement was approved by the Bankruptcy Court overseeing Petrie Retail's bankruptcy case on December 22, 1995.

                    The foregoing description of the Amended and Restated Cash Collateral Agreement is qualified in its entirety by reference to the Amended and Restated Cash Collateral Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

               (c)  Exhibits.

               Exhibit No.              Document

               10.1 Amended and Restated Cash Collateral Agreement, dated as of December 19, 1995, by and among Petrie Stores
                                        Corporation, PS Stores
                                        Acquisition Corp. and
                                        Custodial Trust Company, as
                                        collateral agent


                                 Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  December 26, 1995

                                 PETRIE STORES CORPORATION

                                 By: /s/ Stephanie R. Joseph
                                     Stephanie R. Joseph
                                     Secretary and Principal
                                     Legal Officer